SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2003

TENFOLD CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25661	83-0302610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

698 West 10000 South

South Jordan, Utah 84095

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 495-1010

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

On February 10, 2003, TenFold Corporation (the “Company”) dismissed its independent accountant, KPMG LLP (“KPMG”), and engaged the services of Tanner + Co. (“Tanner”) as the Company’s new independent accountant for its last fiscal year ending December 31, 2002 and its current fiscal year ending December 31, 2003. The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) approved the dismissal of KPMG and the appointment of Tanner as of February 10, 2003.

During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period through February 10, 2003, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports.

The audit reports of KPMG on the consolidated financial statements of the Company for the past two years did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles except that:

(1)    KPMG’s audit report on such financial statements as of and for the fiscal year ended December 31, 2001 contained a separate paragraph stating, in relevant part:

“The accompanying consolidated financial statements and related financial statement schedule have been prepared assuming that the Company will continue as a going concern. The Company suffered a significant loss from operations during the year ended December 31, 2001, has a substantial deficit in working capital and stockholder’s equity at December 31, 2001, had negative cash flow from operations for the year ended December 31, 2001 and is involved in significant legal proceedings that raise substantial doubt about its ability to continue as a going concern”; and

(2)    KPMG’s audit report on such financial statements as of and for the fiscal year ended December 31, 2000 contained a similar separate paragraph stating:

“The accompanying consolidated financial statements and related financial statement schedule have been prepared assuming that the Company will continue as a going concern. The Company suffered a significant loss from operations during the year ended December 31, 2000, has a substantial deficit in working capital and stockholder’s equity at December 31, 2000, had negative cash flow from operations for the year ended December 31, 2000 and is involved in significant legal proceedings that raise substantial doubt about its ability to continue as a going concern.”

There were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) during the two most recent fiscal years of the Company ended December 31, 2002, or the subsequent interim period through February 10, 2003, except that, in a letter to the Company’s Audit Committee dated April 9, 2001, KPMG reported that during its audit of the Company’s financial statements for the fiscal year ended December 31, 2000, it noted deficiencies in internal controls related to the recording of revenue under the percentage-of-completion method of contract accounting. The Audit Committee and the

Company’s management discussed the issue with KPMG and the Company has authorized KPMG to respond fully to the inquiries of Tanner concerning the issue.

The Registrant has requested and received from KPMG a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the statements in this Item 4. A copy of such letter, dated February 14, 2000, is filed as Exhibit 16.2 to this Form 8-K.

During the two most recent fiscal years of the Company ended December 31, 2002, and the subsequent interim period through February 10, 2003, the Company did not consult with Tanner regarding any of the matters or events set forth in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7. Financial Reports, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

16.1	Letter from KPMG to the Company, dated February 14, 2003, confirming the cessation of the client-accountant relationship between KPMG and the Company.

16.2	Letter from KPMG to the SEC, dated February 14, 2003, confirming the statements contained in Item 4 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENFOLD CORPORATION

By:	/s/ Nancy M. Harvey
Name: Nancy M. Harvey Title: President, Chief Executive Officer and Chief Financial Officer Dated: February 18, 2003

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from KPMG to the Company, dated February 14, 2003, confirming the cessation of the client-accountant relationship between KPMG and the Company.

16.2	Letter from KPMG to the SEC, dated February 14, 2003, confirming the statements contained in Item 4 to this Form 8-K.